SUPPLEMENT DATED NOVEMBER 24, 2020

TO THE PACIFIC FUNDS SUMMARY PROSPECTUS FOR

PACIFIC FUNDSSM PORTFOLIO OPTIMIZATION CONSERVATIVE

DATED AUGUST 1, 2020

This supplement revises the Pacific Funds Summary Prospectus for Pacific Funds Portfolio Optimization Conservative dated August 1, 2020 (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

In the Portfolio Turnover section, the third sentence is deleted and replaced with the following:

An Underlying Fund typically does pay transaction costs when it turns over its portfolio so a higher portfolio turnover rate, which reflects a greater number of securities being bought or sold, may indicate higher transaction costs and may result in higher taxes to Fund shareholders who hold Fund shares in a taxable account.

The following risk is added to the Principal Risks from Holdings in Underlying Funds subsection immediately before Growth Companies Risk:

•                 Geographic Focus Risk: If an Underlying Fund invests a significant portion of its assets in a single country, limited number of countries, or particular geographic region, then the risk increases that economic, political, social, or other conditions in those countries or that region will have a significant impact on the Underlying Fund’s performance. As a result, the Underlying Fund’s performance may be more volatile than the performance of more geographically diversified funds.

In the Principal Risks subsection, the last two sentences of Sector Risk are deleted.